                      SUPPLEMENT DATED JANUARY 7, 2005 TO

                      PROSPECTUS DATED APRIL 30, 2004 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The adviser for the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II Shares has contractually agreed to waive a portion of its management fees for the Portfolio, effective January 1, 2005 through December 31, 2009. Accordingly, the following is added on page C-4 of Appendix C:

Underlying Portfolio Annual Expenses (as a percentage of underlying portfolio net assets, after any expense reimbursements or fee waiver arrangements) as of December 31, 2003.

                                                                                            Total
                                                                                          Underlying
                                                 Management 12b-1 Administrative  Other   Portfolio
                                                    Fees    Fees     Expenses    Expenses  Expenses
----------------------------------------------------------------------------------------------------

AIM Variable Insurance Funds
----------------------------------------------------------------------------------------------------
  AIM V.I. Basic Value Fund -- Series II Shares     0.69%   0.25%      N/A         0.31%     1.25%

Please refer to the underlying prospectus and any prospectus supplements for the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II Shares for additional information.